SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2013 (May 24, 2013)

SCRIPTION WORK SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187609	41-2281519
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

848 N. Rainbow Blvd., Unit 1175
Las Vegas, Nevada 89107

1 (866) 998-6920

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SCRIPTION WORK SOLUTIONS, INC.

CURRENT REPORT

ITEM 8.01 OTHER EVENTS

Corporate Name Change

On May 24, 2013, the Company filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of Nevada.  As a result of the Amendment, the Company changed its name with the State of Nevada from Transtech Solutions, Inc. to Scription Work Solutions, Inc. The State of Nevada approved the Amendment on May 24, 2013. A copy of the Amendment is filed with the SEC as Exhibit 3.01 to the Company’s Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCRIPTION WORK SOLUTIONS, INC.

Dated: June 5, 2013

/s/ Christopher Weinhaupl

By: Christopher Weinhaupl

Its: President and Chief Executive Officer